File No. 33-23512, 811-5629
                                                         Filed under Rule 497(c)

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                THE GCG TRUST                                 +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                 THE GCG TRUST

 1001 JEFFERSON STREET         WILMINGTON, DELAWARE 19801


This Prospectus offers shares of three portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and vari-able annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insur-ance policies and annuity contracts. Such allocation rights are described fur-ther in the Prospectus for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI and the Trust have retained several investment advisory firms ("Portfolio Manag-ers") to provide investment advisory services to the Series. The three Series and their respective Portfolio Managers are as follows:

     SERIES                          PORTFOLIO MANAGER
     ------------------------------- --------------------------------------
     FULLY MANAGED SERIES            T. ROWE PRICE ASSOCIATES, INC.
                                     KAYNE, ANDERSON INVESTMENT MANAGEMENT,
     RISING DIVIDENDS SERIES         L.P.
     SMALL CAP SERIES                FRED ALGER MANAGEMENT, INC.

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated September 3, 1996, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be ob-tained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the ac-companying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPA-RATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FU-TURE REFERENCE.

THE SERIES' SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRIN-CIPAL INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS SEPTEMBER 3, 1996

TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SYNOPSIS........................................................   1
FINANCIAL HIGHLIGHTS.......................................................   2
INVESTMENT OBJECTIVES AND POLICIES.........................................   5
 Fully Managed Series......................................................   5
 Rising Dividends Series...................................................   6
 Small Cap Series..........................................................   7
MANAGEMENT OF THE TRUST....................................................   8
 The Manager...............................................................   8
 The Portfolio Managers....................................................   9
  T. Rowe Price Associates, Inc............................................   9
  Kayne, Anderson Investment Management, L.P...............................   9
  Fred Alger Management, Inc...............................................  10
 Other Expenses............................................................  10
 Distributor...............................................................  10
 Custodian and Other Service Providers.....................................  10
DESCRIPTION OF SECURITIES AND
 INVESTMENT TECHNIQUES.....................................................  10
 Mortgage-Backed Securities................................................  11
  Mortgage Pass-Through Securities.........................................  11
  Other Mortgage-Backed Securities.........................................  11
  Risks of Mortgage-Backed Securities......................................  11
 Other Asset-Backed Securities.............................................  12
 High Yield Bonds..........................................................  12
 Repurchase Agreements.....................................................  12
 Restricted and Illiquid Securities........................................  13
 Short Sales...............................................................  13

                                                              PAGE
                          Foreign Securities.................  13
                          Futures Contracts..................  14
                           Risks Associated with Futures and
                            Futures Options..................  15
                          Options on Securities..............  16
                           Risks of Options Transactions.....  16
                          Foreign Currency Transactions......  16
                          Options on Foreign Currencies......  17
                          Borrowing..........................  17
                         INVESTMENT RESTRICTIONS.............  18
                         PURCHASE OF SHARES..................  18
                         NET ASSET VALUE.....................  19
                         REDEMPTION OF SHARES................  20
                         EXCHANGES...........................  20
                         PORTFOLIO TRANSACTIONS..............  20
                          Brokerage Services.................  20
                          Portfolio Turnover.................  21
                         DIVIDENDS AND DISTRIBUTIONS.........  21
                         FEDERAL INCOME TAX STATUS...........  21
                         OTHER INFORMATION...................  22
                          Capitalization.....................  22
                          Voting Rights......................  22
                          Performance Information............  22
                         LEGAL COUNSEL.......................  23
                         INDEPENDENT AUDITORS................  23
                         FINANCIAL STATEMENTS................  23

                                       I

 PROSPECTUS SYNOPSIS

THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, or-ganized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of three portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There are ad-ditional portfolios of the Trust described in other prospectuses. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used in-dependently or in combination. Within the limitations described in the Pro-spectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the appli-cable separate account, which, in turn, invest in the various Series. The as-sets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declin-ing market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Rising Dividends Series seeks capital appreciation. The Series seeks to achieve this objective by investing in equity securities of high quality com-panies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.

The Small Cap Series seeks to achieve long-term capital appreciation by in-vesting in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Rus-sell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), which is a wholly owned subsidiary of Equitable of Iowa. The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

SERIES                   PORTFOLIO MANAGER
-----------------------  ----------------------
Fully Managed Series     T. Rowe Price
                          Associates, Inc.
Rising Dividends Series  Kayne, Anderson
                          Investment
                          Management, L.P.
Small Cap Series         Fred Alger Management,
                          Inc.

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust cur-rently pays the Manager for its services a monthly fee at the annual rate of 1.0% of the value of the average daily net assets of the Fully Managed, Rising Dividends, and Small Cap Series, in the aggregate.

Each Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compensated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, adminis-trative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these ex-penses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For instance, the Fully Managed and Small Cap Se-ries may engage in various types of futures transactions. Both Series may also lend their portfolio securities. All Series may invest in non-U.S. dollar-de-nominated securities of foreign issuers. All Series may engage in foreign cur-rency transactions and options on foreign currencies. The Fully Managed, and Small Cap Series may engage in various put and call options transactions. The Fully Managed Series may invest in high yield bonds. (High yield bonds are sometimes referred to as "junk bonds.") In addition, the Small Cap Series may engage in short sales of securities.

 FINANCIAL HIGHLIGHTS

The following tables present condensed financial information with respect to each Series except the Small Cap Series which had not commenced operations prior to December 31, 1995. Information in the tables for the years ended De-cember 31, 1995, 1994 and 1993 is derived from the Trust's financial state-ments that have been audited by Ernst & Young LLP. Information in the tables for the years ended December 31, 1992, 1991, 1990, and 1989 is derived from the Trust's financial statements that have been audited by another independent auditor.

The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying invest-ment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements, which are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1995. The Trust's Annual Report, which contains fur-ther information about the Series' performance, is available to shareholders upon request and without charge.

FULLY MANAGED SERIES*

                                           FULLY MANAGED SERIES
                         -------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------------
                           1995     1994       1993        1992     1991     1990    1989**
                         --------  -------   --------     -------  -------  ------   -------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $  11.70  $ 12.99   $  12.43     $ 11.94  $  9.51  $10.16    $10.00
                         --------  -------   --------     -------  -------  ------   -------
  Net investment
  income................     0.45     0.35       0.19        0.28     0.29    0.33      0.28
  Net gain (loss) on
  securities -- realized
  and unrealized........     1.98    (1.29)      0.75        0.49     2.43   (0.65)     0.16
                         --------  -------   --------     -------  -------  ------   -------
 Total from investment
 operations.............     2.43    (0.94)      0.94        0.77     2.72   (0.32)     0.44
                         --------  -------   --------     -------  -------  ------   -------
 Less distributions:
  Dividends from
  investment income.....    (0.34)   (0.35)     (0.19)      (0.28)   (0.29)  (0.33)    (0.28)
  Distributions from
  capital gains.........      --      0.00      (0.19)       0.00     0.00    0.00      0.00
                         --------  -------   --------     -------  -------  ------   -------
 Total distributions....    (0.34)   (0.35)     (0.38)      (0.28)   (0.29)  (0.33)    (0.28)
                         --------  -------   --------     -------  -------  ------   -------
 Net asset value, end of
 period................. $  13.79  $ 11.70   $  12.99     $ 12.43  $ 11.94  $ 9.51    $10.16
                         ========  =======   ========     =======  =======  ======   =======
Total Investment
Return..................    20.80%   (7.27)%     7.59%       6.23%   28.93%  (3.18)%    3.90%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $118,589  $99,854   $108,690     $37,696  $10,031  $5,426    $5,443
                         ========  =======   ========     =======  =======  ======   =======
 Ratio of expenses to
 average net assets.....     1.01%    1.00%      1.01%***    1.04%    1.50%   1.52%     2.69%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      N/A      N/A       0.04%***    0.20%    0.68%   1.27%     0.19%+
 Ratio of net investment
 income to average net
 assets.................     3.41%    2.62%      2.12%       2.38%    2.71%   3.38%     3.07%+
 Portfolio turnover
 rate...................   112.74%   66.06%     54.89%      27.37%   68.21%  99.59%   195.69%

-------------------
  * Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Port-folio Manager for the Fully Managed Series. Prior to that date, a differ-ent firm served as Portfolio Manager.

 ** The Fully Managed Series commenced operations on January 24, 1989.

*** The expense structure of the Trust was changed to a unified fee structure
    October 1, 1993. For additional information, see "Management of the Trust -- The Manager."

  + Annualized.

  ++Non-annualized.

RISING DIVIDENDS SERIES

                                                   RISING DIVIDENDS SERIES
                                                   -------------------------
                                                   YEAR ENDED DECEMBER 31
                                                   -------------------------
                                                    1995     1994     1993*
                                                   -------  -------  -------
Per Share Operating Performance
 Net asset value, beginning of period............. $ 10.22  $ 10.30  $ 10.00
                                                   -------  -------  -------
  Net investment income...........................    0.13     0.14     0.01
  Net gain on securities -- realized and
   unrealized.....................................    3.04    (0.08)    0.30
                                                   -------  -------  -------
 Total from investment operations.................    3.17     0.06     0.31
                                                   -------  -------  -------
 Less distributions:
  Dividends from investment income................   (0.09)   (0.14)   (0.01)
  Distributions from capital gains................      --     0.00     0.00
                                                   -------  -------  -------
 Total distributions..............................   (0.09)   (0.14)   (0.01)
                                                   -------  -------  -------
 Net asset value, end of period................... $ 13.30  $ 10.22  $ 10.30
                                                   =======  =======  =======
Total Investment Return...........................   31.06%    0.59%    3.10%++
Ratios and Supplemental Data
 Total net assets, end of period (000's omitted).. $81,210  $50,712  $14,430
                                                   =======  =======  =======
 Ratio of expenses to average net assets..........    1.01%    1.00%    0.24%++
 Ratio of net investment income to average net as-
  sets............................................    1.24%    1.88%    0.34%++
 Portfolio turnover rate..........................   42.50%   25.99%    2.79%

-------------------
 * The Rising Dividends Series commenced operations on October 4, 1993. ++Non-annualized.

Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manag-er. There can be no assurance that any of the Series will achieve its invest-ment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should care-fully consider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the indi-vidual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital apprecia-tion and there is a substantial risk of decline. With respect to debt securi-ties, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

Each Series is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total as-sets in any one issuer and it may not purchase more than 10% of the outstand-ing voting securities of any one issuer with respect to 75% of its total as-sets, exclusive of amounts held in cash, cash items, and U.S. Government secu-rities. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them with-out shareholder approval.

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securi-ties and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital ap-preciation. Current income will be an important component of the Series' ef-fort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well-known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valua-tion" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real es-tate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well-recognized trademarks or es-tablished brand names; and the company's earnings or growth potential. The Portfolio Manager also seeks to identify securities that have been over-dis-counted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse condi-tions are reflected in the price of the company's securities, the risks asso-ciated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most invest-ors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securi-ties purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the follow-ing money market instruments which have remaining maturities not exceeding one year: (i) obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of pur-chase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agree-ments and reverse repurchase agreements; lending portfolio securities to bro-kers, dealers, banks, or other recognized institutional borrowers of securi-ties; purchasing restricted securities; purchasing securities of foreign is-suers; entering into forward currency contracts and currency exchange transac-tions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods.


RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital apprecia-tion. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne, Anderson Investment Management, L.P.

In seeking these objectives the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

(i) Consistent dividend increases -- The company must have increased its divi-dends in seven of the last ten years.

(ii) Substantial dividend increases -- The company must have at least doubled its dividends in the last ten years.

(iii) Reinvested profits -- The company must reinvest at least 35% of its profits annually.

(iv) Under-leveraged balance sheet -- The company must have less than 35% of its total capitalization in long-term debt.

In selecting securities, the Portfolio Manager screens a universe of over 13,000 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that approximately 350 companies will meet the criteria, each of which is individually analyzed by the Portfo-lio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed on a proprietary computer ma-trix, based on the Portfolio Manager's projections of each company's growth in earnings, cash flow, and dividends. Target prices and value ranges are devel-oped from this analysis. The securities are ranked based on their potential total return, and their risk/reward ratio. The final decision to invest in a stock includes an analysis of the company's position in its industry and the industry cycle in the economy. The individual security selection is overlaid with a sector allocation discipline to avoid overconcentration in any single sector.

It is anticipated that the Series' portfolio will generally contain a minimum of 30-40 issues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Se-ries' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid. The Portfolio Manager peri-

 INVESTMENT OBJECTIVES AND POLICIES (CONCLUDED)

odically monitors the Series' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes occur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particular situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency exchange transactions for hedging purposes. During those times when equity se-curities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securi-ties or in cash or cash equivalents.

SMALL CAP SERIES
The investment objective of the Small Cap Series is to achieve long-term capi-tal appreciation. Except during temporary defensive periods, the Series in-vests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index, as updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. As of August 31, 1996, the range of market capitalization of these companies was $60 million to $1.95 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be enter-ing a new stage of growth owing to factors such as management changes or de-velopment of new technology, products or markets, or may be companies provid-ing products or services with a high unit volume growth rate. In order to af-ford the Series the flexibility to take advantage of new opportunities for in-vestments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) immediately after the com-mencement of operations, after receipt of new monies, or during temporary de-fensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than in-vesting in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial re-sources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be ap-propriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an ef-fort to meet the Series' investment objective: short sales of securities; in-vesting in securities of foreign issuers, including foreign government securi-ties; engaging in futures contracts, including purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures con-tracts, interest rate futures contracts, and foreign currency futures con-tracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements and reverse repurchase agree-ments; and lending portfolio securities to brokers, dealers, bankers, and other recognized institutional borrowers of securities.

 MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, Robert A. Grayson, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American to serve as the investment me-dium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden Ameri-can. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidi-ary of Equitable of Iowa. With assets of $10.1 billion as of June 30, 1996, Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc., DSI, EIC Variable, Inc. and Golden American Life Insurance Company. Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engag-ing portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsi-ble for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment ob-jectives and policies of each Series. The Manager may, if appropriate, recom-mend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Manag-ers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and informa-tion necessary to the proper conduct of the business of the Series. The Man-ager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, in-cluding custodial, administrative, transfer agency, portfolio accounting, div-idend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with ap-plicable legal requirements and for monitoring the Portfolio Managers for com-pliance with requirements under applicable law and with the investment poli-cies and restrictions of the Series. DSI does not bear the expense of broker-age fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the inde-pendent trustees, and extraordinary expenses, such as litigation or indemnifi-cation expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the in-vestment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be ter-minated without penalty by the vote of the Board of Trustees or the sharehold-ers of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

-------------------------------------------------------------------------------
The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                                FEE (as a percentage of average combined
----------------------------------    net assets of a group of Series)
                                      -----------------------------------------
                                      1.0% on the first $750 million in
Fully Managed Rising Dividends        combined assets;
Small Cap                             0.95% on the next $1.250 billion;
                                      0.90% on the next $1.5 billion; and

                                      0.85% on the amount over $3.5 billion


-------------------------------------------------------------------------------

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which rep-resented the following percentage of each Series' average daily net assets:
Fully Managed Series --1.00%; and Rising Dividends Series -- 1.00%. The Small Cap Series had not commenced operations as of the end of the most recent fis-cal year. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determina-tions with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is de-scribed in the Investment Company Act of 1940. A description of each Portfolio Manager follows.


T. ROWE PRICE ASSOCIATES, INC.
 The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associ-ates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1995, the firm and its affiliates managed over $70 billion in assets of approximately 3.5 million individual and institutional investor accounts.

 With respect to its investment management of the Fully Managed Series, the Portfolio Manager has an Investment Advisory Committee composed of the fol-lowing members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; David L. Rea; George A. Roche; and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

 From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the av-erage daily net assets of the Fully Managed Series.

KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
 The Portfolio Manager to the Rising Dividends Series is Kayne, Anderson In-vestment Management, L.P. ("Kayne, Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067. The Portfolio Manager is a registered investment adviser organized on June 29, 1994 as a California lim-ited partnership succeeding to the investment advisory business of Kayne, An-derson Investment Management, Inc. which was founded in 1984 by Richard A. Kayne and John E. Anderson.

 Kayne, Anderson is in the business of furnishing investment advice to insti-tutional and private clients. The General Partner is KAIM Traditional LLC. Messrs. Kayne, Anderson and Rudnick in the aggregate own 95% of the LLC. As of December 31, 1995, Kayne, Anderson managed portfolios which, in the aggre-gate, amounted to approximately $1.631 billion.

 Allan M. Rudnick, Senior Vice President and Chief Investment Officer of Kayne, Anderson since August, 1989 is the Senior Portfolio Manager responsi-ble for the management of the Rising Dividends Series. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

 Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. Kayne, Anderson became the Portfolio Manager on January 1, 1995 pursuant to a substitution agree-ment. This substitution agreement did not result in any change in the person-nel managing the assets of the Rising Dividends Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne, Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

FRED ALGER MANAGEMENT, INC.
 The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of March 31, 1996, had approximately $5.5 billion under management, $3.7 bil-lion in mutual fund accounts and $1.8 billion in other advisory accounts. The Portfolio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial serv-ices holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to con-trol that company and its subsidiaries.

 David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.


OTHER EXPENSES
The expenses of the ordinary operations of the Series are borne by the Manager pursuant to the Management Agreement. The Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification ex-penses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1995, total Series expenses as a percentage of net assets were as follows: Fully Managed Series--1.01%; and Rising Dividends Series-- 1.01%.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's ad-dress is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securi-ties Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation, formerly The Shareholder Services Group, Inc., provides certain administrative and portfolio accounting services for all Series.

 DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes potential risks associated with different types of securities and in-vestment techniques used by the individual Series, as described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as in-formation on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agree-ments, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Addi-tional Information.

MORTGAGE-BACKED SECURITIES
All Series may invest in mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES
 Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which pay-ments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrow-ers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at matu-rity. Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Govern-ment, as in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA," or guaranteed by agencies or instrumentali-ties of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mort-gage Corporation ("FHLMC"), which are supported only by the discretionary au-thority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mort-gage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
 The Fully Managed and Small Cap Series may purchase mortgage-backed securi-ties issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affili-ates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mort-gages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities se-curing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the ob-ligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
 Although mortgage loans constituting a pool of mortgages, such as those un-derlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obli-gations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon rein-vestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual aver-age life of the mortgage-backed security.

 Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the ac-tual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

 With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the de-lays in registering the newly traded paper securities. The custodian's poli-cies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely pay-ment of income.

OTHER ASSET-BACKED SECURITIES
The Fully Managed and Small Cap Series may purchase other asset-backed securi-ties (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automo-bile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Additional Information for a description of these instruments.

HIGH YIELD BONDS
The Fully Managed Series may invest up to 5% of its assets in high yield bonds. Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equiva-lent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and princi-pal and income risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse eco-nomic downturns or individual corporate developments. A projection of an eco-nomic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and el-ements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
All Series may enter into repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans col-lateralized by the underlying securities. In these transactions, a Series pur-chases securities such as U.S. Treasury obligations or U.S. Government securi-ties (the "underlying securities") from a broker or bank, which agrees to re-purchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Se-ries. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would re-alize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Ad-ditional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES
The Fully Managed Series may invest up to 10% of its net assets in illiquid securities. The Rising Dividends and Small Cap Series may invest up to 15% of their net assets in illiquid securities. All Series except the Rising Divi-dends Series may invest in restricted securities such as private placements. Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity cap. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1993, or in a transaction that is exempt from such registration. Where regis-tration is required, a Series may be obligated to pay all or part of the reg-istration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a secu-rity under an effective registration statement. If, during such a period ad-verse market conditions were to develop, the Series might obtain a less favor-able price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
The Small Cap Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipa-tion of a decline in market price.

When the Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to de-liver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the securi-ty. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be re-quired to deposit collateral consisting of cash, cash items, or U.S. Govern-ment securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

The Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets. The Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Informa-tion.

FOREIGN SECURITIES
All Series may invest in equity securities of foreign issuers. The Fully Man-aged Series may invest up to 20% of its net assets in such securities. All Se-ries may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "De-positary Receipts") which are described below. The Small Cap Series may invest in foreign government securities that are denominated in U.S. dollars, al-though it will not purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such secu-rities. The Small Cap Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obli-gations" discussion in the Statement of Additional Information for further de-scription of these securities.

Each Series is subject to the following guidelines for diversification of for-eign security investments. If a Series has less than 20% of its assets in for-eign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in for-eign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allo-cated in at least three different countries. Foreign investments must be allo-cated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

A Series may have no more than 20% of its net assets invested in securities of issuers located in any one country, except that a Series may have an addi-tional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. A Series' investments in United States issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign coun-tries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advan-tage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with re-spect to certain countries, there is the possibility of expropriation of as-sets, confiscatory taxation, other foreign taxation, political or social in-stability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while grow-ing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securi-ties markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evi-dence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Deposi-tary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the is-suers of the securities underlying unsponsored Depositary Receipts are not ob-ligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the De-positary Receipts. Depositary Receipts also involve the risks of other invest-ments in foreign securities.

FUTURES CONTRACTS
The Fully Managed and Small Cap Series may engage in futures contracts. The Small Cap Series may purchase and sell interest rate futures contracts. The Small Cap Series may purchase options on such futures contracts. The Fully Managed and Small Cap Series may purchase and sell stock index futures con-tracts and futures contracts based upon other financial instruments, and pur-chase options on such contracts. The Fully Managed Series will not write op-tions on any futures contracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Informa-tion.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series en-gaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH
FUTURES AND FUTURES OPTIONS
 There are several risks associated with the use of futures and futures op-tions. The value of a futures contract may decline. While a Series' transac-tions in futures may protect the Series against adverse movements in the gen-eral level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been at-tempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures op-tions on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditwor-thiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be un-successful to some degree because of market behavior or unexpected interest rate trends.

 There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or con-tinue to exist. The daily limit governs only price movements during a partic-ular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For exam-ple, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

 A Series will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options posi-tions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

 The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
The Fully Managed and Small Cap Series may engage in transactions on options on securities. The Small Cap Series may purchase and write put and call op-tions on securities and on stock indexes at such times as the Series' Portfo-lio Manager deems appropriate and consistent with the Series' investment ob-jective. The Fully Managed Series may write covered call or put options with respect to not more than 25% of its net assets, may purchase protective puts with a value of up to 25% of its net assets, and may purchase calls and puts other than protective puts with a value of up to 5% of the Series' net assets.

Either Series may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expi-ration of the option. For a general description of purchasing and writing op-tions on securities and securities indexes, see "Options on Securities and Se-curities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the un-derlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the op-tion. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a re-lated security, the price of the put or call option may move more or less than the price of the related security.

 There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or sus-pensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restric-tions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Cor-poration due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call op-tions or to impose restrictions on types of orders.

 Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the under-lying securities.

 No Series will write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Se-ries' net assets. A Series will enter only into options which are standard-ized and traded on a U.S. exchange or board of trade, or for which an estab-lished over-the-counter market exists.

FOREIGN CURRENCY TRANSACTIONS
All Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward currency con-tract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward con-tract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctua-tions in currency exchange rates, as further described in the Statement of Ad-ditional Information. None of the Series will commit more than 15% of the to-tal assets of the Series computed at market value at the time of commitment to forward contracts for hedging purposes, and none will purchase and sell foreign currency as an investment.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the ex-tent that there has been movement in forward contract prices. For more infor-mation on closing a forward currency position, including information on asso-ciated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.

While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such cur-rency increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and invest-ors should be aware of the costs of currency conversion. Although foreign ex-change dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a for-eign currency to the Series at one rate, while offering a lesser rate of ex-change should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
The Small Cap Series may engage in transactions in options on foreign curren-cies. For a description of options on securities, see "Options on Securities."

A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in rela-tion to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a sec-ondary market for an option of the same series. Although a Series will pur-chase only exchange-traded options, there is no assurance that a liquid sec-ondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transac-tional costs on the sale of the underlying assets.

BORROWING
Each Series may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, a Series may increase its borrowings up to 25% of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to in-terest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrow-ing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commit-ment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the bor-rowing limitations described above, except that the Small Cap Series is per-mitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

The Fully Managed and Small Cap Series may, in connection with permissible borrowings, transfer as collateral securities owned by the Series.

 INVESTMENT RESTRICTIONS

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so desig-nated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government se-curities. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one is-suer's outstanding voting securities, except that this restriction does not apply to U.S. Government securities. No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to U.S. Government securities.

 PURCHASE OF SHARES

Shares of the Series may be offered for purchase by separate accounts of in-surance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity con-tracts and variable life insurance contracts and may be sold to insurance com-panies that are not affiliated. The Trust currently does not foresee any dis-advantages to Variable Contract Owners or other investors arising from offer-ing the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or cer-tain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans par-ticipating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material con-flicts between variable annuity contract owners and variable life policy own-ers, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a con-flict. If such a conflict were to occur, one or more insurance company sepa-rate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

 NET ASSET VALUE


A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having read-ily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in mar-ket conditions and other factors.

All Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last re-ported sales price, or, if no sales are reported, the mean between representa-tive bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agree-ments (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally val-ued on the basis of quotes obtained from brokers and dealers or pricing serv-ices, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturi-ty, type of issue, trading characteristics, and other market data. Debt obli-gations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not ap-proximate market value.

When a Series writes a put or call option, the amount of the premium is in-cluded in the Series' assets and an equal amount is included in its liabili-ties. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appro-priately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contempo-raneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determin-ing daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, al-though the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's re-view.

 REDEMPTION OF SHARES


Shares of any Series may be redeemed on any business day. Redemptions are ef-fected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days fol-lowing receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holi-day closings) or for any period during which trading thereon is restricted be-cause an emergency exists, as determined by the SEC, making disposal of port-folio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

 EXCHANGES

Shares of any one Series may be exchanged for shares of any of the other Se-ries described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Se-ries and are effected at the respective net asset values per share of each Se-ries on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Con-tract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the pro-spectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Se-ries at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series of the Trust or any successor to such Series. For a prospectus describing the Liquid Asset Series, call the Customer Service Cen-ter.

 PORTFOLIO TRANSACTIONS

BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' ac-counts with brokers or dealers selected by the Portfolio Manager in its dis-cretion. In executing transactions, the Portfolio Manager will attempt to ob-tain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the trans-action, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, exe-cution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock ex-changes in the United States, payments of brokerage commissions are negotiat-ed. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Man-ager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commis-sions may be fixed and the Portfolio Manager may be unable to negotiate com-mission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execu-tion at least as favorable as other qualified brokers.

SEC rules further require that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securi-ties owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for ex-ample, if all of the securities in the portfolio (other than short-term secu-rities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage com-missions or other transactional expenses which must be borne, directly or in-directly, by a Series and ultimately by the Series' shareholders. The portfo-lio turnover rates for each Series are presented in the data shown in "Finan-cial Highlights" in this Prospectus.

 DIVIDENDS AND DISTRIBUTIONS

Net investment income of all Series will be paid annually. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in addi-tional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series will re-duce the per share net asset value by the per share amount so paid.

 FEDERAL INCOME TAX STATUS

Each Series intends to qualify each year and elect to be treated as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diver-sification of assets, income distribution, and other requirements, to the ex-tent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospec-tuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series gen-erally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its as-sets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Gov-ernment agency or instrumentality is treated as a separate issuer. Any secu-rity issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instru-mentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section 817(h), income with re-spect to Variable Contracts invested in the Series at any time during the cal-endar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with re-spect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax conse-quences also could ensue. If a Series failed to qualify as a regulated invest-ment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate ac-count may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Vari-able Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be in-cluded currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objec-tives, investment policies, or investment restrictions. While a Series' in-vestment objective is fundamental and may be changed only by a vote of a ma-jority of its outstanding shares, the Trustees have reserved the right to mod-ify the investment policies of a Series as necessary to prevent any such pro-spective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more in-formation on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

 OTHER INFORMATION

CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of sixteen portfolios that are operational, three of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declara-tion of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the dis-claimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnifica-tion out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment me-dium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for invest-ment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting in-structions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions re-ceived.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the current yield and total return of any Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance in-formation for a separate account to which the Series offers their shares.

For all Series, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and inter-est), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public of-fering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all divi-dends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance infor-mation should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market con-ditions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

 LEGAL COUNSEL

Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal mat-ters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

 INDEPENDENT AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as in-dependent auditors of the Trust.

 FINANCIAL STATEMENTS

The Trust's audited financial statements for the Series described in this pro-spectus except the Small Cap Series dated as of December 31, 1995, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1995. The financial statements do not include information on the Small Cap Series be-cause the Series had not commenced operations on December 31, 1995. Informa-tion in the financial statements for all Series for the years ended December 31, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor.

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